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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:   June 19, 1997
                       (Date of earliest event reported)



                              LTC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

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
         MARYLAND                        1-11314                               71-0720518
(State or other jurisdiction of   (Commission File Number)           (I.R.S. Employer Identification No.)
 incorporation or organization)
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                        300 ESPLANADE DRIVE, SUITE 1860
                            OXNARD, CALIFORNIA 93030
          (Address of principal executive offices, including zip code)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS

     LTC Properties, Inc. (the "Company" or the "Registrant") entered into an Underwriting Agreement dated December 15, 1997, between the Company and J.C. Bradford & Co., as Representative of the several Underwriters, as defined therein, relating to the offering of 2,000,000 shares of 9% Series B Cumulative Preferred Stock (Liquidation Preference $25 Per Share), par value $.01 per share, attached hereto as Exhibit 1.1.

     In addition, in June 1997, the Company amended its Amended and Restated Articles of Incorporation. The amendment is filed as Exhibit 3.1/3.3.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1.1  Underwriting Agreement

     3.1  Amended and Restated Articles of Incorporation of the Registrant

     3.2 Articles Supplementary Classifying 9.5% Series A Cumulative Preferred Stock of the Registrant

     3.3  Articles of Amendment of the Registrant

     12 Restated Statement re: computation of ratio of earnings to fixed charges

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LTC PROPERTIES, INC.


Date:  December 16, 1997                By /s/ JAMES J. PIECZYNSKI
                                           -------------------------------
                                           James J. Pieczynski
                                           President and Chief Financial Officer


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